Exhibit 10.3

AMENDMENT NO. 1 TO
AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT

This Amendment No. 1 to Amended and Restated Executive Employment Agreement (the “Agreement”) is entered into on April 10, 2015, to be effective as of January 1, 2015 (the “Effective Date”), by and between Mylan Inc. (the “Company”) and Anthony Mauro (“Executive”).

WHEREAS, the Company and Executive as parties to that certain Amended and Restated Executive Employment Agreement dated as of October 24, 2011 and effective as of January 1, 2012 (the “Agreement”);

WHEREAS, the Company and Executive wish to amend and extend the term of the Agreement, as set forth below;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.	The reference to “December 31, 2014” in Section 2 (Effective Date: Term of Employment) is hereby amended to read “December 31, 2015”.

2.	The reference to “Four Hundred Sixty Thousand Dollars ($460,000)” in Section 3(a) (Annual Base Salary) is hereby amended to read “Six Hundred and Twenty-Five Thousand Dollars ($625,000)”.

3.	The reference to “75% of Annual Base Salary” in Section 3(b) (Annual Bonus) is hereby amended to read “115% of Annual Base Salary”.

4.
(a)     The parties acknowledge and agree that this Amendment is an integral part of the Agreement. Notwithstanding any provision of the Agreement to the contrary, in the event of a conflict between this Amendment and the Agreement, the terms of this Amendment shall control.

(b)    Except as expressly set forth herein, the terms and conditions of the Agreement are and shall remain in full force and effect.

(c)    The Agreement, as amended by this Amendment, sets forth the entire understanding of the parties with respect to the subject matter thereof and hereof.

(d)    This Amendment shall be governed by, interpreted under and construed in accordance with the laws of the Commonwealth of Pennsylvania.

(e)    This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same document.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

MYLAN INC.,

by:	/s/ Robert J. Coury
Name: Robert J. Coury
Title: Executive Chairman

EXECUTIVE,

by:	/s/ Anthony Mauro
Anthony Mauro